Oakmont Acquisition Corp. Proposed Acquisition of One Source Equipment Rentals, LLC November 2006 Exhibit 99.1

Investor Presentation
The attached presentation was filed with the Securities and Exchange Commission as part of the Form 8-K filed by Oakmont Acquisition Corp. (“Oakmont”) on November 3,
2006.  Oakmont is holding presentations for its stockholders regarding its acquisition of
One Source Equipment Rentals, LLC, as described in an earlier Form 8-K filed by
Oakmont which describes the acquisition in more detail.
Oakmont and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the annual meeting of stockholders at which stockholders will be asked to approve the transaction.
Stockholders of Oakmont and other interested persons are advised to read Oakmont’s amended preliminary proxy statement and, when available, Oakmont’s definitive proxy statement in connection with Oakmont’s solicitation of proxies for the annual meeting at which stockholders will be asked to approve the acquisition because these proxy statements contain important information. Such persons can also read Oakmont’s final prospectus, dated July 12, 2005, as well as periodic reports, for more information about
Oakmont, its officers and directors, and their interests in the successful consummation of this business combination.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting at the annual meeting.
Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the Securities and Exchange
Commission, without charge, by visiting the Securities and Exchange Commission’s
Internet site at (http://www.sec.gov).

Safe Harbor
This presentation may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, about Oakmont Acquisition Corp. (“Oakmont”), One
Source Equipment Rental, LLC (“One Source”) and their combined business after completion of the proposed acquisition. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of
Oakmont and One Source’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations;
legislation or regulatory environments, requirements or changes adversely affecting the businesses in which One Source is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of rental equipment and services;
general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Oakmont’s filings with the Securities and Exchange Commission, including its report on Form 10-QSB for the period ended June 30, 2006. The information set forth herein should be read in light of such risks. Neither Oakmont nor One Source assumes any obligation to update the information contained in this presentation.

4 Agenda • Transaction Overview • Industry Overview • One Source: Solid Platform for Growth • Management Team • Summary Appendix

Transaction Overview
• Oakmont: $51.5 million acquisition company established to acquire a company in the industrial, manufacturing or distribution sector
• One Source: growing industrial equipment rental company that provides a solid platform for expansion
– Strong base business:
TTM EBITDA of $9.6 million on sales of $21.0 million
2007 projected EBITDA of $11.0 million
– Fragmented $29 billion market; several targets identified
– Organic growth opportunities via new revenue channels and strategic alliances
• Attractive valuation: 4.3x TTM EBITDA / 3.7x 2007 projected EBITDA
– Purchase price of $41.2 million
– Recent industry transactions valued at 5.2x – 6.8x EBITDA

Transaction Overview
• Senior management team experienced in acquiring and integrating industrial companies and building value
– Bob Skandalaris – Noble International
– David Langevin – Terex, Veri-Tek
– Andrew Rooke – divisions of GKN plc, Yale Security Group
– Michael Azar – Noble International, Veri-Tek
• Strong operational team to leverage future opportunities
• Solid record of growth and positive earnings momentum
– Sales CAGR 13.8% 2002-2005
– EBITDA CAGR 25.0% 2002-2005
• Strong financial position enables future growth

Transaction Overview
• Consideration of $41.2 million:
– $16 million in cash
Exchangeable for Oakmont stock
– $1.2 million subordinated note
Adjustable downwards for working capital threshold
– Assume senior debt of $24 million (paydown at closing)
• Employment agreements with key management
• Post-acquisition cash (before debt paydown):
– If maximum shareholder approval: $32 million
– If minimum shareholder approval: $23 million

Transaction Overview
• Motivation for sale:
– Capital for growth / acquisitions
– Partial liquidity event for owners
• Outstanding shares (without Oakmont management exchange):
– Assuming no conversions: 10,575,166
– Assuming maximum conversions: 8,860,990
• Leveragable assets for growth and future acquisitions

Transaction Overview
Fit with Oakmont Objectives
• Target enterprise value $40 - $100 million
– Favorable acquisition valuation multiples
– Below “private equity radar screen” < $300 million
– Businesses with an identifiable growth strategy
– Asset rich businesses preferred
• Industrial manufacturing and distribution sector
– Out-of-favor with financial markets
– Abundant acquisition opportunities, including family owned private companies and orphaned or non-strategic divisions of major publicly traded companies
•
Potential targets include companies with:
– Defensible market position
– Executable plan to enhance EBITDA and reduce debt
– Reasonable purchase price and efficient use of leverage
– Predictable cash flow

INDUSTRY OVERVIEW

Equipment Rental Market Overview
• $29 billion fragmented, consolidating industry
– Wide range of national, regional and local providers
– Top 10 companies account for only 27% of market*
United Rental NES
RSC ** Home Depot
CAT Neff
Hertz Volvo
Sunbelt / NationsRent Maxim
• Many companies are ripe for consolidation
*  Source: American Rental Association
** Recently acquired by Ripplewood

Equipment Rental Landscape
• Primary growth drivers:
– Non-residential construction expenditures
2007 growth forecast: 6%-7% *
– Increasing U.S. rental penetration trends
Penetration rates of 38% expected to grow to 50% by 2010**
European penetration substantially higher than U.S.
– $286 billion Federal Highway Bill
Note: One Source has little or no exposure to the residential construction market
*   Source: Dodge Analytics
** Source: Association of Equipment Manufacturers, Feb 2006

ONE SOURCE: SOLID PLATFORM FOR GROWTH

One Source Overview
• Founded in 2000 by current management
• Specialize in industrial and construction equipment rental with concentration on high reach & lifting (86% of sales)
• Also sell new and used equipment with related parts and supplies, and provide maintenance and repair services (14% of sales)
• 7 Midwest locations
• Large, diversified customer base (3,000)
– Top 50 customers generate 50% of sales
– Recurring revenue stream

One Source Competitive Strengths
• Focused niche player
– Industrial and construction segments
– Midwest locations in non-central markets
– “Cluster” of branches
Illinois/Missouri (3), Indiana (2), and Ohio (1)
Enables higher fleet utilization
• Relatively young fleet of 2,500 units
– Major OEM brands
– Low replacement cap-ex requirement
• “One-stop shop”
• Superior customer service
• Well-capitalized post-acquisition

16 Product Portfolio RENTALS & SALES TOOLS & SUPPLIES • High-reach platforms and scissor lift equipment, backhoes, scaffolding, pumps, cranes, forklifts and consumables

2005 Revenue Breakdown
BY TYPE BY CUSTOMER MARKET
Rental
86%
Supplies
7%
Equipment
sales
6%
Service
1%
General
construction
50%
Manufacturing
25%
Industrial
maintenance
contractors
17%
Retail,
municipal,
education
8%

18 Sales Growth 13.7 16.2 18.7 20.2 20.0 0 5 10 15 20 25 FY2002 FY2003 FY2004 FY2005 TTM 6/30/06 ($ in millions) First full year of operations

EBITDA Growth & Margins
0
2,000
4,000
6,000
8,000
10,000
FY2002 FY2003 FY2004 FY2005 TTM 6/30/06
($ in 000's)
0%
10%
20%
30%
40%
50%
EBITDA EBITDA Margin
2002 - 2005 CAGR: 25%
2005 growth vs. 2004: 16.4%

Organic Growth Plans
• Increase Midwest market share through controlled branch expansion
– High growth, lower penetrated areas
• Further develop revenue channels and create new channels
– Increase sales of equipment & supplies (high margin)
– Broaden repair & maintenance; introduce refurbishment center
– Mobile service & repair
• Focused fleet expansion
– Current products
– Adjacent products
• Strategic alliances with OEMs
• Performance improvement – purchasing, efficiencies

External Growth Strategy
• Objective: build a significant operation with scale and a broad geographic footprint – pursuing top 10 presence
• Acquisition targets: industrial companies with consistent revenue and
EBITDA growth, and stable, predictable cash flow
– Expansion into new regions
Aerial/industrial equipment rental/sales
New business areas
– Expansion in current region
Aerial/industrial equipment rental/sales
New business areas
• Utilize management resources/contacts
• Due diligence identified several ripe opportunities

Building on the Platform
Oakmont &
One Source
Aerial
Equipment
Rental
Equipment
Distribution
Parts
Distribution
Service &
Repair
Other
Specialist
Fleets
Supplies
Acquisition
Territory
Expansion
Organic
Growth
Alliances
Performance
Improvement

MANAGEMENT TEAM

Management Team
• Experienced corporate developers of industrial companies
• Skilled in starting and growing public companies
• Strong track record of integrating acquired businesses
• Knowledgeable in use of capital markets
• Significant inside ownership
– Senior management team and board own 20.5% of the outstanding shares post-
acquisition
– Operational management team will also have a substantial stake

Post-Acquisition Management Team
David J. Langevin, Chairman
• 2000 – present: Chairman and CEO - Veri-Tek Intl (AMEX:VCC) and Manitex Corporation
– Through acquisition and organic growth, created an organization with $100 million in revenues
• 1998 – 2000: Executive VP - Environmental Systems Products
• 1993 – 1998: Director of Strategic Planning / Executive VP, Terex Corporation
– Increased shareholders’ equity from $100 million to $650 million
– Led more than 20 acquisitions with combined revenues of $1.5 billion
• Previous: Partner - Ernst & Young
Robert J. Skandalaris, Vice Chairman
• 1993 – present: Founder and Chairman - Noble International Ltd. (NASDAQ:NOBL)
– TTM revenues of $400 million and EBITDA of $31.7 million
• Previous:
– Vice Chairman - The Oxford Investment Group, Inc.
– Chairman and CEO - Acorn Asset Management
– C.P.A. - Touche Ross & Co.

Post-Acquisition Management Team
Andrew Rooke, CEO
• 2002 – 2006: CFO - GKN Sinter Metals ($1 billion division of GKN plc)
– Responsible for global finance, IT, purchasing and strategy
– Addressed integration issues from prior acquisitions, divested non-strategic operations, lead additional acquisitions, developed new strategic plan
• 2000 – 2001: Director & Controller - GKN Off-Highway and Auto Components
($600 million division of GKN plc)
– Focused on performance enhancement
• 1997 – 2000: Finance Director - Yale Security Group
– Led consolidation of European lock interests and Chubb acquisition
Steve Micheletti, President
• 2002 – present: COO - One Source
• 1993 – 2000: President - Aggregate Equipment & Supply ($200 million division of Rentokil plc)
• 1988 – 1993: Operations Manager - Aggregate Equipment & Supply

Post-Acquisition Management Team
Bill Irvine, CFO
• 2000 – present: Founder and CFO - One Source
• 1990 – 2000: Vice President - US Markets, Inc.
Michael C. Azar, General Counsel
• 2001 – present: Managing Director and Principal - Quantum Value Management, LLC
• 1996 – 2006: Vice President and General Counsel - Noble International Ltd
(NASDAQ:NOBL)
• 2002 – present: VP, Secretary - Veri-Tek Intl (AMEX:VCC)

Summary
• Oakmont: $51.5 million acquisition company established to acquire a company in the industrial, manufacturing or distribution sector
• One Source: growing company with recurring revenues and strong EBITDA margins provides solid platform for expansion
– Fragmented market; identified acquisition targets
– Organic expansion opportunities
• Senior management team experienced in acquiring and integrating industrial companies and building value
• Strong operational team to leverage future opportunities
• Attractive valuation; well-funded for future growth

APPENDIX • IPO Summary • Comparable Transactions • Comparable Companies

Oakmont IPO Summary
Offering Size: $51,450,000
Offer Price per Unit: $6.00
Units Offered: 8,575,166
Unit Composition: 1 share of common stock and 2 warrants
Warrant Details: $5.00 exercise price; 4 year life
Proceeds in Trust: Approximately $5.40
Acquisition Strategy: Focus on platform development in the industrial manufacturing and distribution sectors
Underwriters: Morgan Joseph & Co.
Wells Fargo Securities

Comparable Transactions
($ in millions)
Acquirer Target
Date
Purchase
Price
LTM
Sales
LTM
EBITDA
TEV
Multiple
Ripplewood Holdings / Oak Hill Capital
Rental Service Corporation¹
Oct-06 $3,830.0 $1,587.0 $663.0 6.8x
Ashtead Group
NationsRent Companies²
Jul-06 1,050.0 716.0 125.0 5.3x
Diamond Castle Holdings NES Rental Holdings May-06 850.0 n.a. 165.0 5.2x
Odessey Investment Partners Neff Corporation Jun-05 503.0 256.0 82.6 6.1x
Low 5.2x
Mean 5.9x
High 6.8x
Oakmont Acquisition Corp. One Source Equipment Pending $41.2 $21.0 $9.6 4.3x
Notes:
Source: Goldman Sachs
1
Ripplewood Holdings & Oak Hill Capital Partners purchased 85.5% of RSC for $3.83 billion.
2
The purchase multiple would be 8.4x excluding $73 million of gains on the sale of used equipment.

Comparable Companies
($ in millions, except per share data)
Enterprise Value Multiples Margins
Company
Price at
10/30/06 Market Cap.
Enterprise
Value
LTM
Sales
LTM
EBITDA
LTM
Sales
LTM
EBITDA Gross EBITDA
Net
Income
H&E Equipment Services Inc.
$27.00     $1,031.2      $1,368.0 $718.7       $166.0
1.9x       8.2x         31.6%     23.1%    6.5%
Rush Enterprises Inc.
17.35       452.6          897.4       2,233.9      128.4
0.4       7.0         15.1%     5.7%      2.5%
Toromont Industries Ltd.
22.59       1,471.6       1,675.8    1,716.4      200.2
1.0       8.4         21.9%     11.7%    5.2%
United Rentals Inc.
24.21       2,021.1       4,929.1    3,784.0      1,012.0
1.3       4.9         44.0%     26.7%    5.3%
Low 0.4x       4.9x         15.1%     5.7%     2.5%
Mean 1.1      7.1         28.2%     16.8%    4.9%
High 1.9      8.4         44.0%     26.7%    6.5%
Source: Capital IQ